UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STRATEGIC REALTY TRUST, INC.

(Name of the Registrant as Specified In Its Charter)

DIANNE COSTA

JEROME HAGLEY

MICHAEL KARAS

MARSHALL KARR

TODD SPITZER

ANTHONY THOMPSON

TINA ALDATZ

BERNECE DAVIS

ROBERT HOH

JAMES RONALD KING SR.

DAVID LARSEN

JOHN SKEFFINGTON

SHARON THOMPSON

CENTAURUS FINANCIAL INC.

THOMPSON NATIONAL PROPERTIES, LLC

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This filing contains the following (i) SRT stockholder voting instructions sent to stockholders and stockholder representatives of Strategic Realty Trust, Inc. by the SRT Shareholders Coalition (the “Coalition”) and (ii) a Fact Check prepared by the Coalition.

SRT Shareholders FIRST

ProtectOurInvestment.org

SRT SHAREHOLDERS have banded together to...

PROTECT OUR INVESTMENT

SRT SHAREHOLDERS COALITION VOTING INSTRUCTIONS

1. Sign **ORANGE BALLOT**
   Support A Special Shareholders Meeting and Fair Election



2. Sign **GREEN BALLOT**
   Elect New Independent Leadership to the SRT Board at the Annual Meeting



WARNING:


DO NOT SIGN!

DO NOT SIGN AND RETURN A BLUE OR WHITE BALLOT, WHICH IS AN ATTEMPT BY BATINOVICH, LEVIN, MAIER AND ROGERS TO BLOCK A FAIR SPECIAL MEETING AND INDEPENDENT LEADERSHIP.

Questions? Call the SRT Shareholder Hotline 1-800-401-7905

JOIN US FOR A TELEPHONE TOWNHALL

With Open Question & Answer Session...

Thursday December 12, 2:30 PST / 5:30 EST



With Independent Director Nominee TODD SPITZER

CALL IN 877-229-8493 PIN: 112297 OR

RSVP ONLINE AND WE'LL CALL YOU www.protectourinvestment.org

DON'T SRT SHAREHOLDERS DESJERVE AT LEAST 1 TRULY INDEPENDENT DIRECTOR? SHOULD ANDY BATINOVICH WEAR 6 HATS AT SRT? SHAREHOLDER ADVOCATE TODD SPITZER Fiscal Watchdog, Age 53 ANDY BATINOVICH Bay Area Real Estate Consultant, Age 55 EXPERIENCE Independent Fiscal Conservative County Supervisor, Orange County, CA (5th largest county in the U.S.) Receives Income Independent of SRT Business Attorney, former Assistant District Attorney, Victims Rights Advocate Fmr. Chief Republican Whip, California Legislature Dependent on SRT income? Fired by Blackrock as property manager Receives multi-million dollar income from SRT Owner of San Francisco-Bay Area based family company No Corporate Governance Background GOVERNING PHILOSOPHY SUPPORTS Shareholder Oversight of SRT SUPPORTS lower spending and lower director compensation OPPOSES Independent Directors holding all management positions DEMONSTRATES OPPOSITION to Shareholder Input and Oversight of SRT* SILENT on the tripling of Board compensation DEMONSTRATES OPPOSITION to Fair & Open Elections* DIRECTOR PRESIDENT CFO CFO ADVISOR PROPERTY MANAGER VOTE TODD SPITZER REMOVE CURRENT BOARD "We befceve Andy Batinovitch has demonstrated this opposition by voting with Maiet. Rogers and Levin to prevent shareholders from electing the entire board each year at an annual meeting, making it five times more difficult to cat a special meeting of stockholders and significantly restncting the ability of stockholders to remove directors. The SRT Shareholders Coalition (the “Coalition”) has a filed definitive proxy statement and related materials with the Securities and Exchange Commission (“SEC”) in connection with the Coaltion’s soliotation of written requests to call a special meeting of the shareholders of SRT. SRT shareholders should read the Coaltion’s definitive proxy statement and its other publicly-filed proxy materials as they become available, because they contain improtant information. This is not a soliotation of proxios for the annual meeting, and stock-holders are not being asked to provide proxies for the annual meeting in the Coalition at this time. In connection with its solicitation of proxies for the SRT annual meeting, the Coalition has filed a preliminary proxy statement with the SEC to solicit proxies with respect to the annual meeting. Investors and security holders are urged to read the preliminary solicitation statement in the entirely, and the definitive proxy statement and other relevant documents when they become available, because they will contain important information regarding tghe solicitation. Information regarding the direct and indirect interests of the Coalition and each other participant in the solicitation of written requests to call a special meeting or the solicitation of proxies for the annual meeting are included in thge Coalition’s proxy materials filed with the SEC. The Coalition’s proxy materials and other SEC filings may be accessed without charge at the SEC’s website at www.sec.gov. The following persons are participants in connection with the solicitations. Dianno Costa, Jerome Hagley, Michael Karas, Marshall Karr, Todd Spitzer, Tina Aldatz, Bomoco Davis, Robert Hoh, James Ronald King Sr. David Larson, John Skeffington, Anthony Thompson, Contaurus Financial Inc. and Thompson National Properties, LLC.

The SRT Shareholders Coalition (the “Coalition”) has filed a definitive proxy statement and related materials with the Securities and Exchange Commission (“SEC”) in connection with the Coalition’s solicitation of written requests to call a special meeting of the shareholders of SRT. SRT shareholders should read the Coalition’s definitive proxy statement and its other publicly-filed proxy materials as they become available, because they contain important information. This is not a solicitation of proxies for the annual meeting, and stockholders are not being asked to provide proxies for the annual meeting to the Coalition at this time. In connection with its solicitation of proxies for the SRT annual meeting, the Coalition has filed a preliminary proxy statement with the SEC to solicit proxies with respect to the annual meeting. Investors and security holders are urged to read the preliminary solicitation statement in its entirety, and the definitive proxy statement and other relevant documents when they become available, because they will contain important information regarding the solicitation. Information regarding the direct and indirect interests of the Coalition and each other participant in the solicitation of written requests to call a special meeting or the solicitation of proxies for the annual meeting are included in the Coalition’s proxy materials filed with the SEC. The Coalition’s proxy materials and other SEC filings may be accessed without charge at the SEC’s website at www.sec.gov. The following persons are participants in connection with the solicitations: Dianne Costa, Jerome Hagley, Michael Karas, Marshall Karr, Todd Spitzer, Tina Aldatz, Bernece Davis, Robert Hoh, James Ronald King Sr., David Larsen, John Skeffington, Anthony Thompson, Sharon Thompson, Centaurus Financial Inc. and Thompson National Properties, LLC. FACT CHECK: Batinovich Distracts Shareholders From Glenborough Failures Through Fiction *ATTN SHAREHOLDERS: RETURN THE ORANGE BALLOT AND GREEN BALLOT FOR NEW INDEPENDENT LEADERSHIP* FOR MORE INFO VISIT WWW.PROTECTOURINVESTMENT.ORG OR CALL THE SHAREHOLDER HOTLINE 1-800-401-7905 BATINOVICH’S FICTITIOUS CLAIMS THE FACTS o Batinovich Claim: Thompson National Properties, TNP, the holding company through which Thompson conducts his business, is apparently insolvent, with a 2012 negative net worth of over $40 million. ü. FACT: In 2012, TNP had $2.2 million taxable income and $35 million in revenues according to tax returns. The TNP property manager is financially stable and properly capitalized. o Batinovich Claim: Thompson paid fees to himself before they were earned, causing SRT auditors to refuse to accept certifications signed by Thompson. After our auditors discovered the wrongful payments, Mr. Thompson sought to have the auditors fired. ü. FACT: Mr. Thompson never personally received fees; all fees paid to TNP were earned for 21 acquisitions and 8 dispositions. Thompson recommended replacing McGladrey for their excessive fees in April 2012. Rogers, Levin and Maier refused Thompson’s advice to replace McGladrey with Moss Adams as SRT’s auditor. Finally, in May 2013 they replaced McGladrey with the very firm Thompson recommended after paying McGladrey an additional $1.5 million in fees! o Batinovich Claim: With his financial problems mounting, Thompson collected a significant fee of $775,000 by recommending and effecting an ill- advised investment in the Lahaina Gateway Center. ü. FACT: The acquisition fee for Lahaina was standard pursuant to the advisory agreement. The acquisition fee was not paid until Q1 2013 after TNP’s highly successful sale of SRT’s Waianae Mall property in Honolulu. Emails show Rogers, Levin and Maier were fully informed of all details of the Lahaina purchase and the Torchlight loan with Levin and SRT’s CFO authorizing money to close to be wired. TNP offered a bridge loan in November 2012 to avoid any violation of loan covenants. Rogers, Levin and Maier rejected TNP’s bridge loan offer and followed Batinovich’s direction to give Lahaina back to the lender in July 2013 causing SRT to lose over $3 million of shareholder equity. o Batinovich Claim: Thompson refused to return the Company’s shareholder data, forcing us to initiate litigation to recover the information and causing the Company to delay the 2013 annual meeting. ü. FACT: Not true. All SRT shareholder data necessary for a shareholder meeting was provided to SRT by TNP in April 2013, which is independently verified. o Batinovich Claim: Thompson has sued the Company for over $10 million, alleging that the Company is bound under property management agreements for 20 years. ü. FACT: TNP sued Glenborough and SRT to reinstate TNP’s valid property management agreements, which had been in effect since TNP founded SRT in 2009. We believe Batinovich illegally interfered with these contracts for personal gain and furthermore claims falsely that TNP is suing to reinstate the advisory agreement. Thompson believes SRT no longer needs an external advisor and should fire Batinovich as advisor to save the REIT over $1 million annually of unnecessary cost. o Batinovich Claim: Thompson now seeks to effect a change in control of the Company with the goal of being rehired as advisor and property manager. ü. FACT: Thompson does not seek to be rehired as the advisor. Thompson supports the Shareholders Coalition process, which will find and engage competent property managers qualified to provide proper management to SRT’s properties. o Batinovich Claim: Thompson is accused of fraud and other securities violations by FINRA, the Financial Industry Regulatory Authority. ü. FACT: The allegation is unfounded. Regardless, FINRA’s misplaced actions have nothing to do with SRT and the failures of Batinovich, Levin, Rogers and Maier.

The SRT Shareholders Coalition (the “Coalition”) has filed a definitive proxy statement and related materials with the Securities and Exchange Commission (“SEC”) in connection with the Coalition’s solicitation of written requests to call a special meeting of the shareholders of SRT. SRT shareholders should read the Coalition’s definitive proxy statement and its other publicly-filed proxy materials as they become available, because they contain important information. This is not a solicitation of proxies for the annual meeting, and stockholders are not being asked to provide proxies for the annual meeting to the Coalition at this time. In connection with its solicitation of proxies for the SRT annual meeting, the Coalition has filed a preliminary proxy statement with the SEC to solicit proxies with respect to the annual meeting. Investors and security holders are urged to read the preliminary solicitation statement in its entirety, and the definitive proxy statement and other relevant documents when they become available, because they will contain important information regarding the solicitation. Information regarding the direct and indirect interests of the Coalition and each other participant in the solicitation of written requests to call a special meeting or the solicitation of proxies for the annual meeting are included in the Coalition’s proxy materials filed with the SEC. The Coalition’s proxy materials and other SEC filings may be accessed without charge at the SEC’s website at www.sec.gov. The following persons are participants in connection with the solicitations: Dianne Costa, Jerome Hagley, Michael Karas, Marshall Karr, Todd Spitzer, Tina Aldatz, Bernece Davis, Robert Hoh, James Ronald King Sr., David Larsen, John Skeffington, Anthony Thompson, Sharon Thompson, Centaurus Financial Inc. and Thompson National Properties, LLC.